UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 10, 2010
Date of Report (Date of earliest event reported)

OMNICITY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52827	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

807 S State Rd 3, Rushville, Indiana, USA	46173
(Address of principal executive offices)	(Zip Code)

(317) 903-8178
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02        Non-Reliance on Previously Issued Financial Statements or a Related Audit
                        Report or Completed Interim Review.

On March 10, 2010, Greg Jarman, Chief Executive Officer and Director of Omnicity Corp. (the "Company"), concluded that the Company's financial statements for the interim period ended October 31, 2010 (which were included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended October , 2010, as filed with the SEC on December 21, 2009), should no longer be relied upon because of an error contained in such financial statements.

The Company has restated previously issued financial statements pursuant to two error corrections. Pursuant to SFAS No. 154, "Accounting Changes and Error Corrections", previously issued financial statements and comparative financial statements issued currently are to be restated for correction of errors. Cumulative effects of errors are reflected in beginning balances of assets and liabilities with the offsetting adjustment reflected in the beginning deficit balance.

An error in the recording of a stock subscription in April, 2009 resulted in a net increase to stock subscriptions of $4,594 and an increase to deficit of $4,594 for that period. There is no effect of this error on previously issued statements of operations. The effect of this error on the balance sheet for as at July 31, 2009 is as follows:

	Previously Reported $	Error Correction $	Restated $
Balance Sheet:
Common Stock Subscribed	637,000	4,594	641,594
Deficit	7,678,594	4,594	7,683,188

During the quarter ended October 31, 2009, the Company, due to an injunction on permanently issued capital due to non-performance of a contract, had recorded a reduction of additional paid in capital of $124,250 with a gain on reversal of an expense of $15,250 and a reduction of prepaid expense of $109,000. It was determined that a company can not reduce permanent equity and thus has reversed this transaction and instead has charged the entire prepaid amount of $109,000 to operations. The effect of this error in the financial statements for the quarter ended October 31, 2009 is as follows:

	Previously Reported $	Error Correction $	Restated $
Balance Sheet:
Additional Paid in Capital	6,156,863	124,250	6,281,113
Deficit	8,203,075	124,250	8,327,325
Statement of Operations:
General and Administration	169,444	124,250	293,694
Net loss	519,886	124,250	644,136

The Company is in the process of revising its financial statements for the interim period ended October 31, 2009 to correct this error and intends to file an amendment to its Form 10-Q for the quarterly period ended October 31, 2009 to provide such corrected financial statements. The Company is in the process of revising its financial statements for the annual period ended July 31, 2009 to provide such corrected financial statements.

Mr. Jarman has discussed this matter with the Company's independent auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICITY CORP.
Date: March 10, 2010	"Greg Jarman" Name: Greg Jarman Title: Chief Executive Officer and Director